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                                   APPENDIX A

                           (AS REVISED _____________)

                         LIST OF FUNDS AND THEIR CLASSES


1.        Delaware Group Equity Funds I, Inc.

                      Delaware Fund

                             Delaware Fund A Class
                             Delaware Fund B Class
                             Delaware Fund C Class
                             Delaware Fund Institutional Class

                      Devon Fund

                             Devon Fund A Class
                             Devon Fund B Class
                             Devon Fund C Class
                             Devon Fund Institutional Class

2.        Delaware Group Equity Funds III, Inc. (Formerly Trend)

                      Trend Fund

                             Trend Fund A Class
                             Trend Fund B Class
                             Trend Fund C Class
                             Trend Fund Institutional Class

3.        Delaware Group Equity Funds V, Inc.

                      Value Fund

                             Value Fund A Class
                             Value Fund B Class
                             Value Fund C Class
                             Value Fund Institutional Class

                      Retirement Income Fund (Added November 29, 1996)

                             Retirement Income Fund A Class
                             Retirement Income Fund B Class
                             Retirement Income Fund C Class
                             Retirement Income Fund Institutional Class
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4.        Delaware Group Equity Funds IV, Inc.

                      DelCap Fund

                             DelCap Fund A Class
                             DelCap Fund B Class
                             DelCap Fund C Class
                             DelCap Fund Institutional Class

                      Capital Appreciation Fund (Added November 29, 1996)

                             Capital Appreciation Fund A Class
                             Capital Appreciation Fund B Class
                             Capital Appreciation Fund C Class
                             Capital Appreciation Fund Institutional Class

5.        Delaware Group Equity Funds II, Inc.

                      Decatur Income Fund

                             Decatur Income Fund A Class
                             Decatur Income Fund B Class
                             Decatur Income Fund C Class
                             Decatur Income Fund Institutional Class

                      Decatur Total Return Fund

                             Decatur Total Return Fund A Class
                             Decatur Total Return Fund B Class
                             Decatur Total Return Fund C Class
                             Decatur Total Return Fund Institutional Class

                      Blue Chip Fund (Added February 24, 1997)

                             Blue Chip Fund A Class
                             Blue Chip Fund B Class
                             Blue Chip Fund C Class
                             Blue Chip Fund Institutional Class

                      Quantum Fund (Added February 24, 1997)

                             Quantum Fund A Class
                             Quantum Fund B Class
                             Quantum Fund C Class
                             Quantum Fund Institutional Class

6.        Delaware Group Global & International Funds, Inc.

                      International Equity Series

                             International Equity Fund A Class
                             International Equity Fund B Class
                             International Equity Fund C Class
                             International Equity Fund Institutional Class


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                      Global Bond Series

                             Global Bond Fund A Class
                             Global Bond Fund B Class
                             Global Bond Fund C Class
                             Global Bond Fund Institutional Class

                      Global Assets Series

                             Global Assets Fund A Class
                             Global Assets Fund B Class
                             Global Assets Fund C Class
                             Global Assets Fund Institutional Class

                      Emerging Markets Series (Added May 1, 1996)

                             Emerging Markets Fund A Class
                             Emerging Markets Fund B Class
                             Emerging Markets Fund C Class
                             Emerging Markets Fund Institutional Class

7.        Delaware Group Income Funds, Inc.

                      Strategic Income Fund (Added September 30, 1996)

                             Strategic Income Fund A Class
                             Strategic Income Fund B Class
                             Strategic Income Fund C Class
                             Strategic Income Fund Institutional Class

8.        Delaware Pooled Trust, Inc.

                      The Real Estate Investment Trust Portfolio (added October 14, 1997)

                             REIT Fund A Class
                             REIT Fund B Class
                             REIT Fund C Class
                             REIT Fund Institutional Class








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9.        Delaware Group Foundation Funds

                      Income Portfolio

                             Income Fund A Class
                             Income Fund B Class
                             Income Fund C Class
                             Income Fund Institutional Class

                      Balanced Portfolio

                             Balanced Fund A Class
                             Balanced Fund B Class
                             Balanced Fund C Class
                             Balanced Fund Institutional Class

                      Growth Portfolio

                             Growth Fund A Class
                             Growth Fund B Class
                             Growth Fund C Class
                             Growth Fund Institutional Class